UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 12 OR 14(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

___________

Date of Report (Date of earliest event reported):

July 10, 2003

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Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 0-19658

Delaware (State or other jurisdiction of incorporation or organization)	75-2398532 (IRS Employer Identification Number)

6250 LBJ Freeway

Dallas, Texas 75240

(972) 387-3562

www.tuesdaymorning.com

(Address, zip code and telephone number, including area code,

of registrant’s principal executive offices)

___________

Not applicable

(Former name or former address,

if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of business acquired.

(None)

(b)                                 Pro Forma Financial Information.

(None)

(c)                                  Exhibits.

The following exhibit is filed herewith:

EXHIBIT NUMBER
EXHIBIT
99.1	Press release dated July 10, 2003 entitled: “Tuesday Morning Corporation Announces 9.9% Increase in Net Sales and Estimates 36% Increase in Net Income for the Second Quarter”

ITEM 9.  REGULATION FD DISCLOSURE.

                On July 10, 2003, Tuesday Morning Corporation, a Delaware corporation, issued a press release announcing second quarter sales and estimated net income and earnings per diluted share for the period ending June 30, 2003.  The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

/s/ Loren K. Jensen

By:	Loren K. Jensen
Its:	Executive Vice President and Chief
Financial Officer

Date:  July 10, 2003